UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 12, 2019
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware		1-09447	94-3030279
(State or Other Jurisdiction		(Commission	(I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

27422 Portola Parkway,	Suite 200
Foothill Ranch,	California		92610-2831
(Address of Principal Executive Offices)			(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KALU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Amended and Restated Director Designation Agreement

On December 12, 2019, Kaiser Aluminum Corporation (the "Company") and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO, CLC (formerly known as the United Steelworkers of America, AFL-CIO, CLC) (the "USW") amended and restated the terms of the amended and restated director designation agreement dated January 28, 2015 (the "Agreement"), to extend the term of the Agreement from December 31, 2020 to December 31, 2025 (the "Amendment"). The Amendment was entered into in connection with the renewal and ratification of a labor agreement with members of the USW at the Company’s Newark, Ohio and Spokane, Washington facilities.

As with the Agreement, the Amendment provides the USW with the right to designate for nomination the minimum number of candidates necessary to ensure that, assuming such candidates are elected by the Company’s stockholders, at least 40% of the members of the board of directors (the "Board") immediately following such election of directors who were designated by the USW, provided that the Company has the ability to increase the size of the Board from 10 to up to 12 members without increasing the number of candidates that the USW has the right to designate for nomination. In addition, the Amendment provides that not less than annually the Company and the USW will meet to discuss (i) the Company’s most recent assessment of strategic board skills, experience, attributes of all directors, (ii) desired strategic board skills, experience, attributes and priorities in the context of anticipated vacancies and upcoming elections and (iii) each Board member nominated by the USW and contemplated future USW nominees in light of these considerations. The Amendment also requires the USW to reasonably bear in mind the Company’s most recent assessment and the strategic board skills, experience, attributes and priorities identified by the Company when nominating a candidate.

The preceding description of Amendment is a summary and is qualified in its entirety by the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On December 16, 2019, the Company announced that members of the USW at the Company’s Newark, Ohio and Spokane, Washington facilities ratified a new five-year labor agreement, effective October 1, 2020 through September 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Description
10.1	Amended and Restated Director Designation Agreement dated December 12, 2019.
99.1	Press release dated December 16, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION
(Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai
Vice President, Deputy General Counsel and Corporate Secretary

Date: December 16, 2019